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                                                                   EXHIBIT 10.97

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
SETTLED FOR?
                    New   Used                                                          For Office
Yes        No X      X     J             908     801  262-7441           14May99        Use Only  P01          880171959
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SELLER'S NAME & ADDRESS
 SCOTT MACHINERY COMPANY                     4055 SOUTH 500 WEST SALT LAKE CIT UT 84123
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BORROWER'S (DEBTOR'S) NAME (Last Name First)                              BORROWER'S (DEBTOR'S) NAME (Last Name First)
& MAILING ADDRESS (including County & Zip)                                & MAILING ADDRESS (including Zip)
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MEADOW VALLEY CONTRACTORS, INC.
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P.O. BOX 60726
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PHOENIX            MARIC AZ 85082
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BORROWER'S (DEBTOR'S) PHONE NO.               BORROWER (DEBTOR) RESIDES    BORROWER (DEBTOR) AGREES TO      PLACE OF FILING
                                              IN (Country, State)          KEEP GOODS IN (Co./St.)          (Town & State)
  602 437-5400                                  MARIC     AZ                 WEAVER         UT              SEC. OF STATE
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BORROWER'S SOC. SEC. NO. (First Signer) or        TYPE OF BUSINESS          NAME & TITLE OF SIGNING OFFICER (If Corporation or LLC)
                                            ------------------------------
FED. TAX ID. NO.                              Prop.  Partner  Corp.  LLC
###-##-####                                                  X               BRADLEY E. LARSON,       * PRESIDENT
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I hereby apply to John Deere Construction Equipment Company (the "Lender") for a
loan of the Amount Financed shown below, and on the following terms and conditions. The amount of the Unpaid Balance of Cash Price shown below on Line 3 is to be used to finance the Balance Due on the Purchase Order executed in connection with the purchase from the Lender of the Equipment described below
(the "Goods"). I agree that I have received the Goods.

PARTIES: In this agreement, the words "I", "me", and "my" mean the persons, whether one or more, who sign it as "Borrower(s)" (who is also known as "Debtor(s)").

PROMISSORY NOTE: If this Loan Contract is accepted by Lender, I promise to pay to Lender or its order the TOTAL OF PAYMENTS as in line 9 below, in monthly installments and/or installments other than monthly as shown below. If more than one person signs this agreement as "Borrower", we will be jointly and severally liable for all amounts due under this agreement. I represent that the Goods are being purchased for a business or commercial purpose.

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  Qty     New     MFR.   MODEL                     GOODS (Equipment)              PRODUCT IDENTIFICATION NO.   DELIVERED CASH PRICE
          Used
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
   1       N     JD       160L      160LC EXCAVATOR                                   P00160X040482                  128500 00
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                                                                                                                     128500 00
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          OTY.    MFR.   MODEL    DESCRIPTION OF TRADE-IN (From Purchase Order)   PRODUCT IDENTIFICATION NO.           AMOUNT
         ---------------------------------------------------------------------------------------------------------------------------
TRADE-IN
  DATA   ---------------------------------------------------------------------------------------------------------------------------

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          CASH DOWN PAYMENT:         26,180.00                                         TOTAL TRADE-IN                       00
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          INSTALLMENTS OTHER THAN MONTHLY                 MONTHLY INSTALLMENTS
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   Amount    No. Of  When Payments   Amount      No. Of    Amount Of   First Payment
  Financed    Mos.     Are Due     Of Payments  Payments  Each Payment   Due Date
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                                                   48        2499 05       01-Aug-99
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                                                                                                  ITEMIZATION OF AMOUNT FINANCED
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                                                                                       SALES TAX                          8159 75
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                                                                           01-Jul-03   CASH PRICE (Including Tax)    1  136659 75
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                                                                                       TOTAL DOWN PAYMENT (Sum of
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                               Payments are due each successive month on the same day  Trade-In & Cash Down Payment) 2   26180 00
                               of the month as the first payment except as follows:
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                                JUN 99                                                 UNPAID BALANCE                3  110479 75
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                                                                                       DOCUMENTATION FEES            4     400 00
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                                                                                       OFFICIAL FEES                 5      20 00
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                    TOTALS                     DATE FINANCE CHARGE BEGINS: 01-Jul-99   INSURANCE-Credit Life
                                                                                       and/or Physical Damage        6         00
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SECURITY AGREEMENT: To secure the indebtedness evidenced by this contract, I hereby    PRINCIPAL BALANCE             7  110899 75
grant to Lender (Secured Party) a Security Interest in the Goods described above     -----------------------------------------------
(which term includes items, if any, listed as "security" or "additional security")     FINANCE CHARGE                8    9054 65
and all parts and accessories now or hereafter incorporated in or on such Goods by   -----------------------------------------------
way of addition, accession or replacement, together with all proceeds, including,      TOTAL
without limitation, insurance proceeds.                                                (Principal Balance plus       9 119954 40
                                                                                       finance Charge)
EARLY PAYMENT: I may prepay my obligation in full at any time prior to the original  -----------------------------------------------
or any extended maturity and will be charged only for earned Finance Charges. No       ANNUAL INTEREST RATE
penalties will be imposed for early payment.                                           The cost of the Borrower(s)
                                                                                       credit as a yearly rate.            3.90%
ADDITIONAL CONTRACT INFORMATION: See the front and back of this agreement for        -----------------------------------------------
additional information and terms regarding non-payment, default, the right to demand
immediate payment, and prepayment refunds.                                           -----------------------------------------------

LATE PAYMENTS: In addition to promising to pay the installments set forth above, I promise to pay past due penalty on each installment in default more than 10 days
(15 days in North Carolina) not to exceed the highest penalty permitted by applicable state law.
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RETURNED CHECK FEE: If payment is made by a check, draft, or order which is dishonored, I agree to pay you a fee of $20 or such lesser amount specified by applicable law.

STATE LAW APPLYING: EXCEPT AS PROHIBITED BY THE LAW OF THE STATE WHERE I LIVE,
THE CONSTRUCTION AND VALIDITY OF THIS AGREEMENT SHALL BE CONTROLLED BY THE LAW
OF IOWA, WHERE THIS AGREEMENT IS ACCEPTED AND ENTERED INTO, AND THE VALIDITY OF
THE SECURITY INTEREST SHALL BE CONTROLLED BY THE LAW OF THE STATE WHERE THE
GOODS ARE TO BE KEPT AND USED.

PHYSICAL DAMAGE INSURANCE REQUIRED (See Provisions on Reverse Side)

Liability insurance coverage for bodily injury and property damage caused to others not included. If you desire Liability coverage, you should obtain such coverage from an agent of your choice.

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    ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES ON REVERSE SIDE
                          ARE A PART OF THIS CONTRACT
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
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INSURANCE DISCLOSURES: I may obtain Physical Damage Insurance from      NO. MOS.    PREMIUM   I want Physical Damage Insurance
anyone I want that is acceptable to Lender. If I get this insurance                           (Sign in this box)
through Seller, I will pay the Premium shown at right. No insurance will be provided unless I sign at the right, the premium is shown
and Lender accepts this contract.                                                             X
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Credit Life Insurance is not required to obtain credit and will not     NO. MOS.    PREMIUM   I want Credit Life Insurance
be provided unless I sign at the right, the premium is shown and                              (Sign in this box)
Lender accepts this contract.                                                                 X                            Age:
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NOTICE TO BORROWER(S): 1. Do not sign this contract before you read it or if it contains blank spaces. 2. You are entitled to an exact and completely filled in copy of this contract when you sign it. Keep it to protect your legal rights. 3.
Under the law, you have the following rights, among others: a. to pay off in advance the full amount due and to obtain a partial refund of the finance charge; b. to redeem the property if repossessed for a default within the time provided by law; c. to require, under certain conditions, a resale of the property if repossessed.

CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN
IT.
I acknowledge receipt of a true copy hereof.

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
MEADOW VALLEY CONTRACTORS, INC.                                                    DO NOT WRITE IN SHADED AREA. - FOR DEERE CREDIT
                                                                                  SERVICES, INC. USE ONLY.
                                                                                 ---------------------------------------------------
 /s/ Bradley E. Larson - Pres.                                  Date  6/29/99     Accepted By: JOHN DEERE CONSTRUCTION EQUIPMENT
--------------------------------------------------------------       ----------   COMPANY (Lender/Secured Party)
Borrower's (Debtor's) Signature  BRADLEY E. LARSON, President
                                                                                  AT 1415 28th Street, P.O. Box 65090, West Des
                                                                                     ------------------------------------------
______________________________________________________________  Date __________      Moines, IA 50265-0090
Borrower's (Debtor's) Signature                                                     -------------------------------------------
                                                                                    (Address)
______________________________________________________________  Date __________   BY /s/ Margaret Thomas               Date 7/9/99
Borrower's (Debtor's) Signature                                                     -----------------------------      -------------
                                                                                    (Authorized Signature)
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